EXHIBIT 32(b)

Cleco Power LLC
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Cleco Power LLC (the "Company") on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David M. Eppler, Chief Executive Officer of the Company, and I, Dilek Samil, Chief Financial Officer and Senior Vice President of Finance of Cleco Power LLC, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/David M. Eppler
David M. Eppler
Chief Executive Officer

/s/Dilek Samil
Dilek Samil
Chief Financial Officer
and Senior Vice President of Finance